EXHIBIT 32.1

CHIEF EXECUTIVE OFFICER CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Quarterly Report of Creative Realities, Inc. (the “Company”) on Form 10-Q for the quarterly period ended March 31, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Richard Mills, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: May 15, 2026

By: /s/ Richard Mills
Richard Mills
Chief Executive Officer